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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) May 7, 1997


                           PATTERSON ENERGY, INC.
          ---------------------------------------------------------
           (Exact name of registrant as specified in its charter)


          Delaware                   0-22664                      75-2504748
          ---------                  --------                     -----------
(State or other jurisdiction       (Commission                 (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)


   4510 Lamesa Highway, Snyder, Texas                                79549
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip Code)


      Registrant's telephone number, including area code:  (915) 573-1104
                                                          ----------------


                                   No Change
       ---------------------------------------------------------------
       (Former name or former address, if changed since last report.)
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ITEM 5.          OTHER EVENTS

                 On May 7, 1997, the Registrant issued the following press release:


     PATTERSON ENERGY, INC. ANNOUNCES AGREEMENT IN PRINCIPLE TO ACQUIRE
          CONTRACT DRILLING OPERATIONS OF WES-TEX DRILLING COMPANY

SNYDER, TEXAS, May 7, 1997--PATTERSON ENERGY, INC. (NASDAQ/NM: PTEN) today announced that the Company and Wes-Tex Drilling Company ("Wes-Tex"), a privately owned Abilene, Texas based company, have entered into an agreement in principle relating to the acquisition by Patterson of the contract drilling operations of Wes-Tex.

Under the terms of the agreement in principle, Patterson has agreed to purchase 21 drilling rigs, rig hauling trucks and trailers, and a yard and shop located in Abilene, Texas in consideration for $25 million in cash, 283,000 shares of Patterson common stock and 200,000 warrants to purchase Patterson common stock exercisable at $32.00 per share. Consummation of the acquisition is subject to, among other matters, execution of a mutually agreeable definitive agreement.

Wes-Tex's drilling rigs, all of which are fully equipped and operable, are located primarily in West Texas and have drilling depth capacities of 8,000 to 15,000 feet. After this acquisition, Patterson's fleet will total 87 land drilling rigs (81 of which are being marketed), which would make Patterson's fleet the third largest in the United States based on fleet size.

Patterson Energy, Inc., a Snyder, Texas based energy company, is one of the leading providers of domestic land drilling services to major independent oil and gas companies and, to a lesser extent, is engaged in the development, exploration, acquisition and production of oil and natural gas. Patterson has 66 land-based drilling rigs (60 of which are currently being marketed) and focuses its operations primarily in Texas and southeast New Mexico.

For further information, contact:

Patterson Energy, Inc.
Cloyce A. Talbott, Chairman and Chief Executive Officer
James C. Brown, Vice President Finance and Chief Financial Officer
915-573-1104

Shimmerlik Corporate Communications, Inc.
Warren M. Shimmerlik
212-247-5200



            4510 Lamesa Highway Snyder, Texas  79549 915-573-1104





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  PATTERSON ENERGY, INC.



Date: May 16, 1997                                /s/ JAMES C. BROWN
                                                  ---------------------------
                                                  James C. Brown
                                                  Vice President-Finance





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